UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2023

Data443 Risk Mitigation, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30542	86-0914051
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Sancar Drive, Suite 400 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 858-6542

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

As previously reported on a Current Report on Form 8-K filed by Data443 Risk Mitigation, Inc. (the “Company”), on May 11, 2023 the Company entered into an agreement (the “Purchase Agreement”) with the appointed receiver (the “Receiver”) for the assets of Cyren Ltd. (“Cyren”) to purchase certain of Cyren’s assets (the “Assets”). In exchange for the Assets, the Company agreed to pay (i) $500,000 payable in cash, (ii) shares of the Company’s common stock equivalent to $2,000,000 and (iii) $1,000,000 in the form of an earn out payment.

On December 12, 2023, an amendment to the Purchase Agreement between the Company and the Receiver was finalized (as amended, the “Amended Purchase Agreement”), pursuant to which the Company and the Receiver agreed that in lieu of the consideration previously agreed to, the Company would pay (i) $430,000 payable in cash, (ii) shares of the Company’s common stock equivalent to $2,000,000 and (iii) $1,100,000 in the form of an earn out payment, as further described in the Amended Purchase Agreement. On December 15, 2023, the Company made final payment for the Assets to be purchased under the Amended Purchase Agreement, such that the Company now has all right, title and interest in and to the Assets.

The Amended Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amended Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by the contents of the Amended Purchase Agreement.

On December 18, 2023, the Company issued a press release announcing the closing of the transaction contemplated by the Amended Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 of this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amended Purchase Agreement
99.1	Press Release, dated December 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA443 RISK MITIGATION, INC.

December 18, 2023	By:	/s/ Jason Remillard
	Name:	Jason Remillard
	Title:	Chief Executive Officer

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